Exhibit 99.1

--------------------------------------------------------------------------------
                      DERIVED INFORMATION (Revised 6/2/99)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                     $90,000,000 Certificates (Approximate)
                    First Alliance Mortgage Loan Trust 1999-2

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               First Alliance Mortgage Company (Seller & Servicer)
                 Norwest Bank Minnesota, N.A. (Master Servicer)

--------------------------------------------------------------------------------



                                 LEHMAN BROTHERS








--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                    First Alliance Mortgage Loan Trust 1999-2
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                             To Maturity

                                                       Est.   Est. Prin.   Expected   Stated       Expected
             Approx.                          Tsy.     WAL      Window      Final      Final       Ratings
 Class        Size        Group     Type      BMark    (yrs)    (mos)      Maturity  Maturity   (S&P/Moody's)
A-1        54,790,000       F      FXD - PT   Curve    3.64     1 - 209    11/25/16   T.B.D.       AAA/Aaa
A-2        35,210,000       A      FLT - PT   1 m LI   2.65     1 - 172    10/25/13   T.B.D.       AAA/Aaa
---------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                              To 10% Call

                                                       Est.   Est. Prin.   Expected   Stated       Expected
             Approx.                          Tsy.     WAL      Window      Final      Final       Ratings
 Class        Size        Group     Type      BMark    (yrs)    (mos)      Maturity  Maturity   (S&P/Moody's)
--------- --------------- ------ ----------- -------- -------- ---------- ---------- ---------- ---------------
A-1        54,790,000       F      FXD - PT   Curve     3.32       1 - 89  11/25/06   T.B.D.       AAA/Aaa
A-2        35,210,000       A      FLT - PT   1 m LI    2.52       1 - 89  11/25/06   T.B.D.       AAA/Aaa
--------- --------------- ------ ----------- -------- -------- ---------- ---------- ---------- ---------------


--------------------------------------------------------------------------------
                                  Pricing Speed

Group I                 125% PPC

                        100% PPC assumes that prepayments start at 4% CPR in month one, increase by approximately 1.455% each month to 20% CPR in month twelve, and remain at 20% CPR thereafter.


Group II                30% CPR
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                      Sensitivity Analysis -- To Maturity
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Group A % of CPR                10%         15%          20%         30%         35%         40%        50%
Group F % of PPC                50%         75%         100%        125%        175%        200%       250%

Class A-1
---------
Yield @ 99.9774                7.036       7.020       7.003       6.989       6.940       6.916       6.869
Average Life (yrs.)             7.93        5.77        4.48        3.64        2.63        2.30       1.84
Window (mo.)                   1-344       1-309       1-256       1-209       1-147       1-126       1-96
Expected Final Mat.           2/25/28     3/25/25     10/25/20    11/25/16    9/25/11     12/25/09    6/25/07
Duration (yrs.)                 5.20        4.14        3.42        2.91        2.22        1.99       1.63

Class A-2
---------
Average Life (yrs.)             7.72        5.45        4.11        2.65        2.21        1.88       1.40
Window (mo.)                   1-339       1-308       1-257       1-172       1-144       1-123       1-91
Expected Final Mat.           9/25/27     2/25/25     11/25/20    10/25/13    6/25/11     9/25/09     1/25/07

---------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      Sensitivity Analysis -- To 10% Call
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Group A % of CPR                10%         15%          20%         30%         35%         40%        50%
Group F % of PPC                50%         75%         100%        125%        175%        200%       250%

Class A-1
---------
Yield @ 99.9774                7.026       7.002       6.978       6.951       6.902       6.876       6.823
Average Life (yrs.)             7.55        5.40        4.16        3.32        2.44        2.14       1.71
Window (mo.)                   1-220       1-158       1-120        1-89        1-66        1-57       1-43
Expected Final Mat.          10/25/17     8/25/12     6/25/09     11/25/06    12/25/04    3/25/04     1/25/03
Duration (yrs.)                 5.11        4.02        3.29        2.74        2.11        1.88       1.53

Class A-2
---------
Average Life (yrs.)             7.31        5.05        3.79        2.52        2.05        1.75       1.31
Window (mo.)                   1-220       1-158       1-120        1-89        1-66        1-57       1-43
Expected Final Mat.          10/25/17     8/25/12     6/25/09     11/25/06    12/25/04    3/25/04     1/25/03

---------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                         Loan Group F Collateral Summary
--------------------------------------------------------------------------------

        Collateral statistics for the fixed rate home equity loans in the
                    Statistic Calculation Pool, as of 6/01/99

Total Number of Loans                            444

Total Outstanding Loan Balance        $42,461,485.13

Average Loan Current Balance              $95,633.98    $15,496.00 to 365,564.00

WA Coupon                                       9.41%            7.99% to 14.50%

WA Original Term (mo.)                           341               120 to 360

WA Remaining Term (mo.)                          340                95 to 360

WA CLTV                                        62.33%            8.24% to 85.00%

Weighted Average FICO                            623               444 to 803

Lien Position (first/second)             99.41%/0.59%

Property Type

        Single Family                          91.88%
        Condo                                   1.56%
        Two-to-Four Family                      6.57%

Occupancy Status

        Owner Occupied                         97.29%
        Non-Owner Occupied                      2.71%

Geographic Distribution

other states account individually for     CA:  37.09%
less than 5% of pool balance              NY:  16.83%
                                          NJ:   9.29%
                                          IL:   6.18%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                        Loan Group F Collateral Summary
--------------------------------------------------------------------------------

        Collateral statistics for the fixed rate home equity loans in the
                    Statistic Calculation Pool, as of 6/01/99

                                Current Balances

                             No of                               % of Group F
($)                          Loans         Current Balance ($)  Current Balance

0.01 - 25,000.00               15             300,736.32                   0.71
25,000.01 - 50,000.00          62           2,354,645.52                   5.55
50,000.01 - 75,000.00         107           6,743,099.09                  15.88
75,000.01 - 100,000.00         93           8,167,971.92                  19.24
100,000.01 - 125,000.00        68           7,470,989.47                  17.59
125,000.01 - 150,000.00        41           5,568,532.88                  13.11
150,000.01 - 175,000.00        17           2,753,502.86                   6.48
175,000.01 - 200,000.00        14           2,619,547.92                   6.17
200,000.01 - 225,000.00        10           2,097,002.37                   4.94
225,000.01 - 250,000.00         9           2,086,432.92                   4.91
250,000.01 - 275,000.00         4           1,020,044.87                   2.40
275,000.01 - 300,000.00         2             563,610.99                   1.33
325,000.01 - 350,000.00         1             349,804.00                   0.82
350,000.01 - 375,000.00         1             365,564.00                   0.86
Total:                        444          42,461,485.13                 100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                         Loan Group F Collateral Summary
--------------------------------------------------------------------------------

        Collateral statistics for the fixed rate home equity loans in the
                    Statistic Calculation Pool, as of 6/01/99


                                   Loan Rates

                             No of                               % of Group F
(%)                          Loans         Current Balance ($)  Current Balance

7.501 - 8.000                   2             148,065.79               0.35
8.001 - 8.500                  59           5,655,044.49              13.32
8.501 - 9.000                 119          10,722,695.80              25.25
9.001 - 9.500                 120          11,524,860.52              27.14
9.501 - 10.000                 69           7,855,129.11              18.50
10.001 - 10.500                32           2,929,283.25               6.90
10.501 - 11.000                30           2,798,695.64               6.59
11.001 - 11.500                 3             280,997.53               0.66
12.001 - 12.500                 1              50,414.00               0.12
12.501 - 13.000                 5             209,251.00               0.49
13.001 - 13.500                 1              98,000.00               0.23
13.501 - 14.000                 2              94,808.00               0.22
14.001 - 14.500                 1              94,240.00               0.22
Total:                        444          42,461,485.13             100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              Prepayment Penalties
--------------------------------------------------------------------------------
                                                                    % of Group F
                                           No of   Current Balance     Current
                                           Loans        ($)            Balance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
No prepay penalty                            205      17,695,907.26      41.68
1% of original principal balance for 5yrs     23       1,987,631.54       4.68
6 mos interest on 80% of UPB for 1yr          39       4,637,481.92      10.92
6 mos interest on 80% of UPB for 5yrs        168      17,345,524.43      40.85
2 mos interest on 80% of UPB for 3yrs          4         292,923.75       0.69
2% of prepayment amount for 5yrs               3         330,131.23       0.78
12 mos interest on 80% of UPB for 5yrs         2         171,885.00       0.40
Total:                                       444      42,461,485.13     100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                         Loan Group F Collateral Summary
--------------------------------------------------------------------------------

        Collateral statistics for the fixed rate home equity loans in the
                    Statistic Calculation Pool, as of 6/01/99


                        Original Term to Stated Maturity

                 No of                                          % of Group F
(months)         Loans              Current Balance ($)        Current Balance

120                 3                   117,523.01                    0.28
180                60                 3,940,333.85                    9.28
240                 6                   472,257.79                    1.11
300                 1                    34,012.00                    0.08
360               374                37,897,358.48                   89.25
Total:            444                42,461,485.13                  100.00



                        Remaining Term to Stated Maturity

                 No of                                          % of Group F
(months)         Loans              Current Balance ($)        Current Balance

<=120               4                   190,139.19                    0.45
121 - 180          59                 3,867,717.67                    9.11
181 - 240           6                   472,257.79                    1.11
241 - 300           2                   248,895.88                    0.59
301 - 360         373                37,682,474.60                   88.75
Total:            444                42,461,485.13                  100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Seasoning
--------------------------------------------------------------------------------
                 No of                                          % of Group F
(months)         Loans              Current Balance ($)        Current Balance
--------------------------------------------------------------------------------
<=0               327                30,157,599.86                   71.02
1-3               108                11,430,572.48                   26.92
7-12                3                   300,096.87                    0.71
13 - 18             2                   180,815.19                    0.43
19 - 24             1                    82,817.53                    0.20
25 >=               3                   309,583.20                    0.73
Total:            444                42,461,485.13                  100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                         Loan Group F Collateral Summary
--------------------------------------------------------------------------------

        Collateral statistics for the fixed rate home equity loans in the
                    Statistic Calculation Pool, as of 6/01/99

                          Combined Loan-to-Value Ratio

                 No of                                          % of Group F
(%)              Loans              Current Balance ($)        Current Balance
--------------------------------------------------------------------------------
5.01 - 10.00        1                  15,496.00                       0.04
10.01 - 15.00       6                 173,378.00                       0.41
15.01 - 20.00       8                 190,724.68                       0.45
20.01 - 25.00       9                 455,467.66                       1.07
25.01 - 30.00      19                 736,251.98                       1.73
30.01 - 35.00      14                 719,142.74                       1.69
35.01 - 40.00      28               2,014,667.01                       4.74
40.01 - 45.00      27               2,215,996.71                       5.22
45.01 - 50.00      22               1,915,827.09                       4.51
50.01 - 55.00      31               2,449,249.52                       5.77
55.01 - 60.00      44               3,800,940.64                       8.95
60.01 - 65.00      67               7,123,034.09                      16.78
65.01 - 70.00      62               7,090,730.97                      16.70
70.01 - 75.00      47               6,103,140.28                      14.37
75.01 - 80.00      35               5,121,566.82                      12.06
80.01 - 85.00      24               2,335,870.94                       5.50
Total:            444              42,461,485.13                     100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                         Loan Group F Collateral Summary
--------------------------------------------------------------------------------

        Collateral statistics for the fixed rate home equity loans in the
                    Statistic Calculation Pool, as of 6/01/99

                                 Occupancy Type

                    No of                                      % of Group F
                    Loans         Current Balance ($)         Current Balance

Primary              432            41,310,826.58                    97.29
Investor              11             1,123,333.03                     2.65
Second Home            1                27,325.52                     0.06
Total:               444            42,461,485.13                   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Property Type
--------------------------------------------------------------------------------
                    No of                                      % of Group F
                    Loans         Current Balance ($)         Current Balance
--------------------------------------------------------------------------------
Single Family         411           39,012,877.28                    91.88
2-4 Family             26            2,787,776.13                     6.57
Condo                   7              660,831.72                     1.56
Total:                444           42,461,485.13                   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     States
--------------------------------------------------------------------------------
                    No of                                      % of Group F
                    Loans        Current Balance ($)          Current Balance
--------------------------------------------------------------------------------
CA                    135           15,750,597.05                    37.09
NY                     61            7,144,416.09                    16.83
NJ                     50            3,945,291.47                     9.29
IL                     31            2,624,014.10                     6.18
WA                     22            2,016,387.34                     4.75
OR                     23            1,966,818.27                     4.63
MD                     23            1,804,308.14                     4.25
OH                     22            1,626,272.81                     3.83
AZ                     12              951,357.77                     2.24
MN                     14              921,498.91                     2.17
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                         Loan Group F Collateral Summary
--------------------------------------------------------------------------------

        Collateral statistics for the fixed rate home equity loans in the
                   Statistic Calculation Pool, as of 6/01/99

                               States (continued)

                    No of                                      % of Group F
                    Loans        Current Balance ($)          Current Balance
--------------------------------------------------------------------------------
CO                    14              872,031.13                     2.05
UT                    10              776,331.42                     1.83
FL                    11              744,378.51                     1.75
PA                     9              694,727.14                     1.64
VA                     3              330,131.23                     0.78
DC                     4              292,923.75                     0.69
Total:               444           42,461,485.13                   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Loan Modification
--------------------------------------------------------------------------------
Modified Loans                No of                                % of Group F
                              Loans      Current Balance        Current Balance
--------------------------------------------------------------------------------
N                              436        41,660,788.52             98.11
Y                                8           800,696.61              1.89
Total:                         444        42,461,485.13            100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                Months Delinquent
--------------------------------------------------------------------------------
Months Currently Delinquent   No of                              % of Group F
                              Loans      Current Balance        Current Balance
-------------------------------------------------------------------------------
0                               444       42,461,485.13           100.0
Total:                          444       42,461,485.13           100.0
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               Documentation Type
--------------------------------------------------------------------------------
                              No of                             % of Group F
                              Loans      Current Balance ($)   Current Balance
--------------------------------------------------------------------------------
Full                            338         31,940,576.86            75.22
Stated                           67          6,562,440.56            15.46
Alternate                        39          3,958,467.71             9.32
Total:                          444         42,461,485.13           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                         Loan Group F Collateral Summary
--------------------------------------------------------------------------------

        Collateral statistics for the fixed rate home equity loans in the
                    Statistic Calculation Pool, as of 6/01/99

                                  Lien Position

                    No of                                      % of Group F
                    Loans        Current Balance ($)          Current Balance
--------------------------------------------------------------------------------
First Lien           437            42,209,319.13                     99.41
Second Lien            7               252,166.00                      0.59
Total:               444            42,461,485.13                    100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      FICO
--------------------------------------------------------------------------------
                     No of                                      % of Group F
FICO                 Loans          Current Balance ($)       Current Balance
--------------------------------------------------------------------------------
0 - 440                8                   836,280.52                 1.97
441 - 460              1                    82,817.53                 0.20
461 - 480              1                    50,414.00                 0.12
481 - 500              6                   596,460.37                 1.40
501 - 520             13                 1,204,802.53                 2.84
521 - 540             31                 2,929,392.18                 6.90
541 - 560             30                 3,013,121.53                 7.10
561 - 580             45                 4,053,688.74                 9.55
581 - 600             53                 5,467,598.85                12.88
601 - 620             43                 3,799,948.02                 8.95
621 - 640             47                 4,179,259.74                 9.84
641 - 660             40                 4,397,655.95                10.36
661 - 680             25                 2,768,824.93                 6.52
681 - 700             31                 2,840,659.80                 6.69
701 - 720             23                 2,399,536.53                 5.65
721 - 740             15                 1,449,469.88                 3.41
741 - 760             23                 1,789,614.27                 4.21
761 - 780              4                   341,975.92                 0.81
781 - 800              4                   231,399.84                 0.54
801 - 820              1                    28,564.00                 0.07
Total:               444                42,461,485.13               100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                        Loan Group F Collateral Summary
--------------------------------------------------------------------------------

        Collateral statistics for the fixed rate home equity loans in the
                   Statistic Calculation Pool, as of 6/01/99
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Credit Grade
--------------------------------------------------------------------------------
                        No of                                    % of Group F
Credit Grade            Loans          Current Balance ($)    Current Balance
-------------------------------------------------------------------------------
A loans                  178            17,623,877.01              41.51
A- loans                  70             7,806,536.48              18.38
B+ loans                  14             1,301,041.00               3.06
B loans                   25             1,591,580.80               3.75
B- loans                   7               467,103.37               1.10
C loans                   18             1,238,758.15               2.92
D loans                    2               133,231.53               0.31
AA                        97             9,391,677.51              22.12
BB                        33             2,907,679.28               6.85
Total:                   444            42,461,485.13             100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Debt-To-Income
--------------------------------------------------------------------------------
                         No of                                    % of Group F
Debt-To-Income           Loans      Current Balance ($)          Current Balance
--------------------------------------------------------------------------------
5.01 - 10.00               2                41,226.00               0.10
10.01 - 15.00              4               229,064.34               0.54
15.01 - 20.00             26             2,014,572.67               4.74
20.01 - 25.00             47             3,786,647.09               8.92
25.01 - 30.00             50             3,960,200.30               9.33
30.01 - 35.00             52             4,139,602.30               9.75
35.01 - 40.00             58             5,590,686.03              13.17
40.01 - 45.00             62             7,112,082.98              16.75
45.01 - 50.00             65             6,973,510.74              16.42
50.01 - 55.00             35             3,733,186.19               8.79
55.01 - 60.00             35             3,965,757.04               9.34
60.01 - 65.00              7               841,341.17               1.98
65.01 - 70.00              1                73,608.28               0.17
Total:                   444            42,461,485.13             100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                         Loan Group A Collateral Summary
--------------------------------------------------------------------------------

     Collateral statistics for the adjustable rate home equity loans in the
                    Statistic Calculation Pool, as of 6/01/99

Total Number of Loans                            222

Total Outstanding Loan Balance        $27,286,863.23

Average Loan Current Balance             $122,913.80   $23,587.56 to $393,390.00

WA Coupon                                      8.44%             6.34% to 12.50%

ARM Characteristics

        Margin                                 5.54%             3.95% to 8.40%
        First Periodic Cap                     1.29%             1.00% to 3.00%
        Subsequent Periodic Cap                1.00%
        Lifetime Cap                          15.44%           13.34% to 19.50%
        Lifetime Floor                         8.44%            6.34% to 12.50%

WA Original Term (mo.)                           350                 120 to 360

WA Remaining Term (mo.)                          350                 120 to 360

Lien Position (first/second)           100.00%/0.00%

WA LTV                                        67.79%           16.75% to 85.00%

Loan Type

        2 yr Fixed, 6 mo LI ARM               15.23%
        6 mo LI ARM                           84.77%

Property Type

        Single Family                         89.56%
        Two- to Four-Family                    6.69%
        Condo                                  2.59%
        PUD                                    1.16%

Occupancy Status

        Owner Occupied                        95.72%
        Non-Owner Occupied                     4.28%

Geographic Distribution

other states account individually for    CA:  46.23%
less than 5% of pool balance             NJ:  10.41%
                                         NY:   8.59%
                                         IL:   5.99%
                                         UT:   5.66%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                         Loan Group A Collateral Summary
--------------------------------------------------------------------------------

     Collateral statistics for the adjustable rate home equity loans in the
                    Statistic Calculation Pool, as of 6/01/99


                                Current Balances

                           No of                                % of Group A
($)                        Loans     Current Balance ($)       Current Balance

0.01 - 25,000.00              1             23,587.56                 0.09
25,000.01 - 50,000.00        10            390,774.95                 1.43
50,000.01 - 75,000.00        33          2,136,329.01                 7.83
75,000.01 - 100,000.00       60          5,196,294.74                19.04
100,000.01 - 125,000.00      31          3,405,479.75                12.48
125,000.01 - 150,000.00      30          4,083,630.39                14.97
150,000.01 - 175,000.00      18          2,916,787.56                10.69
175,000.01 - 200,000.00      13          2,499,038.99                 9.16
200,000.01 - 225,000.00      12          2,565,880.66                 9.40
225,000.01 - 250,000.00       4            939,578.52                 3.44
250,000.01 - 275,000.00       3            774,183.00                 2.84
275,000.01 - 300,000.00       2            555,957.09                 2.04
300,000.01 - 325,000.00       1            303,710.00                 1.11
325,000.01 - 350,000.00       1            343,190.00                 1.26
375,000.01 - 400,000.00       3          1,152,441.01                 4.22
Total:                      222         27,286,863.23               100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                         Loan Group A Collateral Summary
--------------------------------------------------------------------------------

     Collateral statistics for the adjustable rate home equity loans in the
                    Statistic Calculation Pool, as of 6/01/99


                                   Loan Rates

                           No of                                % of Group A
(%)                        Loans     Current Balance ($)       Current Balance

6.001 - 6.500                 2           220,152.00                  0.81
6.501 - 7.000                12         1,360,166.53                  4.98
7.001 - 7.500                28         3,334,834.71                 12.22
7.501 - 8.000                54         6,132,702.04                 22.47
8.001 - 8.500                39         5,587,098.54                 20.48
8.501 - 9.000                39         5,131,263.47                 18.80
9.001 - 9.500                20         2,373,236.10                  8.70
9.501 - 10.000                6           719,210.00                  2.64
10.001 - 10.500              10         1,158,003.89                  4.24
10.501 - 11.000               4           630,796.00                  2.31
11.001 - 11.500               4           339,378.02                  1.24
11.501 - 12.000               2           150,016.00                  0.55
12.001 - 12.500               2           150,005.93                  0.55
Total:                      222        27,286,863.23                100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Prepayment Penalties
--------------------------------------------------------------------------------
                                                                    % of Group A
                                       No of     Current Balance       Current
                                       Loans           ($)             Balance
--------------------------------------------------------------------------------

No prepay penalty                        115         13,491,006.72        49.44
1% of original balance for 5yrs           14          1,479,715.47         5.42
6 mos interest on 80% of UBP for 5yrs     85         11,007,261.03        40.34
2% of prepayment amount for 5yrs           1             69,139.02         0.25
12 mos interest on 80% of UBP for 5yrs     1             71,490.00         0.26
Other                                      6          1,168,250.99         4.28
Total:                                   222         27,286,863.23       100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                         Loan Group A Collateral Summary
--------------------------------------------------------------------------------

     Collateral statistics for the adjustable rate home equity loans in the
                    Statistic Calculation Pool, as of 6/01/99

                        Original Term to Stated Maturity

                           No of                                % of Group A
(months)                   Loans    Current Balance ($)        Current Balance

120                           1            185,990.00                 0.68
180                          13            953,933.22                 3.50
240                           3            440,059.00                 1.61
360                         205         25,706,881.01                94.21
Total:                      222         27,286,863.23               100.00


                        Remaining Term to Stated Maturity

                           No of                                % of Group A
(months)                   Loans     Current Balance ($)       Current Balance

<=120                         2            209,577.56                 0.77
121 - 180                    12            930,345.66                 3.41
181 - 240                     3            440,059.00                 1.61
301 - 360                   205         25,706,881.01                94.21
Total:                      222         27,286,863.23               100.00


                                    Seasoning

                           No of                                % of Group A
(months)                   Loans     Current Balance ($)       Current Balance

<=0                         160         19,689,838.89                72.16
1-3                          60          7,516,995.52                27.55
4-6                           1             56,441.26                 0.21
25 >=                         1             23,587.56                 0.09
Total:                      222         27,286,863.23               100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                         Loan Group A Collateral Summary
--------------------------------------------------------------------------------

     Collateral statistics for the adjustable rate home equity loans in the
                    Statistic Calculation Pool, as of 6/01/99


                               Loan-to-Value Ratio

                           No of                                % of Group A
(%)                        Loans     Current Balance ($)       Current Balance

15.01 - 20.00                 1             31,804.60                 0.12
20.01 - 25.00                 3            175,948.48                 0.64
25.01 - 30.00                 3            172,553.00                 0.63
30.01 - 35.00                 7            395,858.92                 1.45
40.01 - 45.00                 8            886,085.00                 3.25
45.01 - 50.00                 7            734,433.35                 2.69
50.01 - 55.00                15          1,913,290.32                 7.01
55.01 - 60.00                17          1,577,108.38                 5.78
60.01 - 65.00                34          4,201,559.53                15.40
65.01 - 70.00                39          4,866,245.39                17.83
70.01 - 75.00                37          5,510,393.11                20.19
75.01 - 80.00                32          4,438,820.80                16.27
80.01 - 85.00                19          2,382,762.35                 8.73
Total:                      222         27,286,863.23               100.00


                                 Occupancy Type

                           No of                                % of Group A
                           Loans     Current Balance ($)       Current Balance

Primary                     212         26,119,222.18               95.72
Investor                     10          1,167,641.05                4.28
Total:                      222         27,286,863.23              100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Property Type
--------------------------------------------------------------------------------
                            No of                                 % of Group A
                            Loans     Current Balance ($)       Current Balance
--------------------------------------------------------------------------------
Single Family                197         24,437,969.20              89.56
2-4 Family                    14          1,825,210.46               6.69
Condo                          7            707,086.99               2.59
PUD                            4            316,596.58               1.16
Total:                       222         27,286,863.23             100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                         Loan Group A Collateral Summary
--------------------------------------------------------------------------------

     Collateral statistics for the adjustable rate home equity loans in the
                    Statistic Calculation Pool, as of 6/01/99

                                     States

                           No of                                % of Group A
                           Loans     Current Balance ($)       Current Balance

CA                           80          12,615,457.07                46.23
NJ                           27           2,839,300.78                10.41
NY                           18           2,343,826.56                 8.59
IL                           16           1,633,213.99                 5.99
UT                           17           1,545,368.06                 5.66
CO                           12           1,266,781.44                 4.64
OH                           14           1,256,270.73                 4.60
WA                            8             879,953.70                 3.22
OR                            6             716,326.40                 2.63
FL                            6             649,912.67                 2.38
PA                            6             444,132.23                 1.63
MD                            4             313,465.00                 1.15
CT                            2             288,630.86                 1.06
AZ                            2             173,710.45                 0.64
VA                            2             123,027.02                 0.45
GA                            1             101,528.33                 0.37
DC                            1              95,957.94                 0.35
Total:                      222          27,286,863.23               100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Debt-To-Income
--------------------------------------------------------------------------------
Debt-To-Income           No of                                   % of Group A
                         Loans          Current Balance ($)     Current Balance
--------------------------------------------------------------------------------
15.01 - 20.00             8                642,999.27               2.36
20.01 - 25.00            14              1,225,651.08               4.49
25.01 - 30.00            22              2,194,083.29               8.04
30.01 - 35.00            23              2,586,159.80               9.48
35.01 - 40.00            30              3,409,094.66              12.49
40.01 - 45.00            24              3,227,133.82              11.83
45.01 - 50.00            46              6,019,125.03              22.06
50.01 - 55.00            27              3,555,745.10              13.03
55.01 - 60.00            21              3,241,504.45              11.88
60.01 - 65.00             7              1,185,366.73               4.34
Total:                  222             27,286,863.23             100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                         Loan Group A Collateral Summary
--------------------------------------------------------------------------------

     Collateral statistics for the adjustable rate home equity loans in the
                   Statistic Calculation Pool, as of 6/01/99
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      FICO
--------------------------------------------------------------------------------
FICO
--------------------------------------------------------------------------------
N/A                        1                23,587.56                0.09
461 - 480                  2               194,480.00                0.71
481 - 500                  5               516,114.00                1.89
501 - 520                 12             1,851,624.65                6.79
521 - 540                 19             2,260,837.25                8.29
541 - 560                 30             3,759,706.52               13.78
561 - 580                 31             3,724,213.54               13.65
581 - 600                 25             3,282,453.98               12.03
601 - 620                 20             2,542,545.62                9.32
621 - 640                 27             3,407,819.43               12.49
641 - 660                 16             1,795,486.21                6.58
661 - 680                  8             1,319,245.26                4.83
681 - 700                  9               929,517.98                3.41
701 - 720                  3               288,656.60                1.06
721 - 740                  2               147,642.30                0.54
741 - 760                  5               527,288.35                1.93
761 - 780                  4               444,300.99                1.63
781 - 800                  3               271,342.99                0.99
Total:                   222            27,286,863.23              100.00

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                         Loan Group A Collateral Summary
--------------------------------------------------------------------------------

     Collateral statistics for the adjustable rate home equity loans in the
                    Statistic Calculation Pool, as of 6/01/99

--------------------------------------------------------------------------------
                               Documentation Type
--------------------------------------------------------------------------------
                           No of                                % of Group A
                           Loans     Current Balance ($)       Current Balance
--------------------------------------------------------------------------------
Full                        137         16,186,887.88                 59.32
Stated                       60          7,828,327.33                 28.69
Alternate                    25          3,271,648.02                 11.99
Total:                      222         27,286,863.23                100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  Credit Grade
--------------------------------------------------------------------------------
                           No of                                % of Group A
                           Loans     Current Balance ($)       Current Balance
--------------------------------------------------------------------------------
A loans                      70           9,127,590.30               33.45
A- loans                     29           3,557,537.99               13.04
B+ loans                      6             793,841.18                2.91
B loans                      24           2,483,040.24                9.10
B- loans                     11           1,542,568.33                5.65
C loans                      18           2,082,596.62                7.63
C- loans                      2             139,755.63                0.51
D loans                      12           1,156,189.49                4.24
AA                           35           4,123,902.54               15.11
BB                           15           2,279,840.91                8.36
Total:                      222          27,286,863.23              100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Product Type
--------------------------------------------------------------------------------
                           No of                                % of Group A
                           Loans     Current Balance ($)       Current Balance
--------------------------------------------------------------------------------
2/28 6 Month Libor            31        4,154,697.66                 15.23
6 Month Libor                191       23,132,165.57                 84.77
Total:                       222       27,286,863.23                100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                         Loan Group A Collateral Summary
--------------------------------------------------------------------------------

     Collateral statistics for the adjustable rate home equity loans in the
                    Statistic Calculation Pool, as of 6/01/99


                                     Margin

                           No of                                % of Group A
(%)                        Loans     Current Balance ($)       Current Balance

3.501 - 4.000                 1            68,337.00                  0.25
4.001 - 4.500                 9           994,368.00                  3.64
4.501 - 5.000                64         7,587,929.10                 27.81
5.001 - 5.500                58         7,694,742.28                 28.20
5.501 - 6.000                47         6,231,700.21                 22.84
6.001 - 6.500                23         2,490,795.36                  9.13
6.501 - 7.000                12         1,430,699.61                  5.24
7.001 - 7.500                 5           543,454.67                  1.99
7.501 - 8.000                 1            76,040.00                  0.28
8.001 - 8.500                 2           168,797.00                  0.62
Total:                      222        27,286,863.23                100.00


                            Next Rate Adjustment Date

                           No of                                % of Group A
                           Loans     Current Balance ($)       Current Balance

1999-10                        4          691,775.36                   2.54
1999-11                       28        3,038,054.76                  11.13
1999-12                       89       10,709,152.46                  39.25
2000-01                       56        6,965,058.99                  25.53
2000-02                       14        1,728,124.00                   6.33
2001-02                        1           56,441.26                   0.21
2001-04                        5          623,174.41                   2.28
2001-05                       23        3,163,990.99                  11.60
2001-07                        1          246,390.00                   0.90
2001-08                        1           64,701.00                   0.24
Total:                       222       27,286,863.23                 100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Loan Modification
--------------------------------------------------------------------------------
                           No of                                  % of Group A
                           Loans      Current Balance ($)       Current Balance
--------------------------------------------------------------------------------
N                           221        27,263,275.67                  99.91
Y                             1            23,587.56                   0.09
Total:                      222        27,286,863.23                 100.00

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                         Loan Group A Collateral Summary
--------------------------------------------------------------------------------

     Collateral statistics for the adjustable rate home equity loans in the
                    Statistic Calculation Pool, as of 6/01/99


                                  Lifetime Cap

                           No of                                % of Group A
(%)                        Loans     Current Balance ($)       Current Balance

13.001 - 13.500               2           220,152.00                 0.81
13.501 - 14.000              13         1,383,754.09                 5.07
14.001 - 14.500              28         3,334,834.71                12.22
14.501 - 15.000              54         6,132,702.04                22.47
15.001 - 15.500              39         5,587,098.54                20.48
15.501 - 16.000              39         5,131,263.47                18.80
16.001 - 16.500              20         2,373,236.10                 8.70
16.501 - 17.000               6           719,210.00                 2.64
17.001 - 17.500              10         1,158,003.89                 4.24
17.501 - 18.000               4           630,796.00                 2.31
18.001 - 18.500               3           315,790.46                 1.16
18.501 - 19.000               2           150,016.00                 0.55
19.001 - 19.500               2           150,005.93                 0.55
Total:                      222        27,286,863.23               100.00


                                First Period Cap

                           No of                                % of Group A
(%)                        Loans     Current Balance ($)       Current Balance

1                           191        23,132,165.57                84.77
1.5                           2           311,091.00                 1.14
3                            29         3,843,606.66                14.09
Total:                      222        27,286,863.23               100.00


                              Subsequent Period Cap

                           No of                                % of Group A
(%)                        Loans     Current Balance ($)       Current Balance

1                            222       27,286,863.23               100.00
Total:                       222       27,286,863.23               100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
                         Loan Group A Collateral Summary
--------------------------------------------------------------------------------

     Collateral statistics for the adjustable rate home equity loans in the
                    Statistic Calculation Pool, as of 6/01/99


                                 Lifetime Floor

                           No of                                % of Group A
(%)                        Loans     Current Balance ($)       Current Balance

6.001 - 6.500                  2           220,152.00                0.81
6.501 - 7.000                 13         1,383,754.09                5.07
7.001 - 7.500                 28         3,334,834.71               12.22
7.501 - 8.000                 54         6,132,702.04               22.47
8.001 - 8.500                 39         5,587,098.54               20.48
8.501 - 9.000                 39         5,131,263.47               18.80
9.001 - 9.500                 20         2,373,236.10                8.70
9.501 - 10.000                 6           719,210.00                2.64
10.001 - 10.500               10         1,158,003.89                4.24
10.501 - 11.000                4           630,796.00                2.31
11.001 - 11.500                3           315,790.46                1.16
11.501 - 12.000                2           150,016.00                0.55
12.001 - 12.500                2           150,005.93                0.55
Total:                       222        27,286,863.23              100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).